SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
        Servicing Agreement, dated as of October 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-20)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

        New Jersey           33-5042            21-0627285
     --------------------------------------------------------
     (State or other       (Commission       (I.R.S. Employer
       jurisdiction        File Number)     Identification No.)
     of incorporation)




                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)




Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On October 29, 1998, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1998-20 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1998-20") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated October 22, 1998 as supplemented by the Prospectus Supplement dated October 27, 1998.

The original principal balance of each Class of the Certificates is as follows:

               Class A1            $287,697,958.00
               Class A2              $5,000,000.00
               Class A3              $5,000,000.00
               Class A4              $4,025,000.00
               Class A5             $35,091,000.00
               Class R                     $100.00
               Class M               $5,264,000.00
               Class B1              $2,632,000.00
               Class B2              $1,755,000.00
               Class B3              $2,281,000.00
               Class B4              $1,052,000.00
               Class B5              $1,053,546.58
               Class PO                 $62,941.61
                                   ---------------
                 Total:            $350,914,546.19



The initial Junior Percentage and initial Senior Percentage for Pool 1998-20 are approximately 4.00% and 96.00%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1998-20 as of the initial issuance of the Certificates are $118,464.00, $3,509,145.00 and $3,509,145.00, respectively, representing approximately .0338%, 1.0000%, and 1.0000%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of October 1, 1998 (the "Cut-off Date").


Description of the Mortgage Pool and the Mortgaged Properties
-------------------------------------------------------------

Pool 1998-20
------------

Pool 1998-20 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $350,914,546.19.

The interest rates (the "Mortgage Rates") borne by the 1123 Mortgage Loans conveyed by GECMSI to Pool 1998-20 range from 6.5000% to 10.1250% and the weighted average Mortgage Rate as of the Cut-off Date is 7.5606% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1998-20 ranged from $77,200.00 to $1,100,000.00, and, as of the Cut-off Date,
the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1998-20 is $312,479.56, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1998-20 is March 1991, and the latest scheduled maturity date of any such Mortgage Loan is October 2028. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1998-20 is 74.1939%.

The Mortgage Loans in Pool 1998-20 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Mortgage
   Loans in Pool 1998-20:

                                     AGGREGATE              % OF
                                      BALANCES           POOL BY
  MORTGAGE         # OF                  AS OF         AGGREGATE
     RATES        LOANS           CUT-OFF DATE           BALANCE
  --------        -----           ------------         ---------

   6.5000%            1            $259,764.95           0.0740%
   6.6250%            5          $1,384,319.14           0.3945%
   6.7500%           19          $6,351,909.82           1.8101%
   6.8750%           40         $12,641,368.60           3.6024%
   7.0000%           55         $17,291,580.39           4.9276%
   7.1250%          109         $35,453,235.01          10.1031%
   7.2500%          179         $58,595,348.41          16.6980%
   7.3750%          206         $65,851,971.41          18.7659%
   7.5000%          180         $56,063,224.02          15.9763%
   7.6250%          107         $32,964,817.99           9.3940%
   7.7500%           38         $11,367,580.83           3.2394%
   7.8750%           13          $4,084,412.93           1.1639%
   8.0000%            1            $253,429.84           0.0722%
   8.2500%            1            $291,626.32           0.0831%
   8.3750%           11          $3,066,365.42           0.8738%
   8.5000%           10          $2,504,741.16           0.7138%
   8.6250%           16          $4,856,507.76           1.3840%
   8.7500%           20          $5,881,823.62           1.6761%
   8.8750%           23          $6,923,686.55           1.9730%
   9.0000%           19          $5,325,646.64           1.5176%
   9.0100%            1            $450,537.07           0.1284%
   9.1250%           14          $3,804,011.28           1.0840%
   9.2500%           19          $5,555,197.56           1.5831%
   9.3750%           15          $3,922,231.80           1.1177%
   9.5000%           14          $3,868,679.34           1.1025%
   9.6250%            5          $1,397,795.85           0.3983%
   9.7500%            1            $245,344.78           0.0699%
  10.1250%            1            $257,387.70           0.0733%
                  -----        ---------------         ---------
     Total        1,123        $350,914,546.19         100.0000%

b) The following table sets forth information, as of the Cut-off
   Date, with respect to the original principal balances of the Mortgage Loans in Pool 1998-20:

                                      AGGREGATE             % OF
                                       BALANCES          POOL BY
    ORIGINAL           # OF               AS OF        AGGREGATE
    BALANCES          LOANS        CUT-OFF DATE             BAL.
    --------          -----        ------------        ---------

      $0 - 227,150       90      $14,104,771.52          4.0194%
$227,151 - 250,000      127      $29,701,093.45          8.4639%
$250,001 - 300,000      416     $113,422,336.31         32.3220%
$300,001 - 350,000      221      $70,787,370.25         20.1723%
$350,001 - 400,000      104      $38,949,464.69         11.0994%
$400,001 - 450,000       57      $24,090,384.74          6.8650%
$450,001 - 600,000       86      $43,352,119.97         12.3540%
$600,001 - 650,000       10       $6,443,028.92          1.8361%
$650,001 - 1,000,000 +   12      $10,063,976.34          2.8679%
                      -----     ---------------        ---------
      Total           1,123     $350,914,546.19        100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-20 is
$1,098,402.62.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-20 is
$77,058.05.

c) The following table sets forth information, as of the Cut-off
   Date, with respect to the years of origination of the Mortgage
   Loans in Pool 1998-20:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
    YEAR OF         # OF                  AS OF         AGGREGATE
ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
-----------        -----           ------------         ---------


       1991           32          $9,174,013.91           2.6143%
       1992          137         $38,885,942.62          11.0813%
       1994            1            $348,000.00           0.0992%
       1997            3          $1,193,156.38           0.3400%
       1998          950        $301,313,433.28          85.8652%
                   -----        ---------------         ---------
      Total        1,123        $350,914,546.19         100.0000%

d) The following table sets forth information, as of the Cut-off
   Date, with respect to the loan-to-value ratios of the Mortgage
   Loans at origination in Pool 1998-20:

     LOAN-                           AGGREGATE             % OF
   TO-VALUE                           BALANCES          POOL BY
   RATIO AT           # OF               AS OF        AGGREGATE
  ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
  -----------        -----        ------------        ---------

00.000 - 50.00          46      $14,855,070.01          4.2332%
50.001 - 60.00          91      $33,412,255.86          9.5215%
60.001 - 70.00         146      $51,652,345.86         14.7194%
70.001 - 75.00         138      $45,672,907.19         13.0154%
75.001 - 80.00         549     $163,933,714.65         46.7161%
80.001 - 85.00          13       $3,843,851.21          1.0954%
85.001 - 90.00          82      $23,461,515.56          6.6858%
90.001 - 95.00          58      $14,082,885.85          4.0132%
                     -----     ---------------        ---------
     Total           1,123     $350,914,546.19        100.0000%

e) The following table sets forth information, as of the Cut-off
   Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1998-20:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
TYPE OF               # OF                  AS OF       AGGREGATE
DWELLING             LOANS           CUT-OFF DATE         BALANCE
--------             -----           ------------       ---------

Single-family        1,027        $320,430,690.12        91.3130%
 detached
Single-family           24          $7,445,346.89         2.1217%
 attached
Condominium             52         $15,510,378.91         4.4200%
2 - 4 Family Units      14          $5,408,674.59         1.5413%
Co-op                    6          $2,119,455.68         0.6040%
                     -----        ---------------       ---------
Total                1,123        $350,914,546.19       100.0000%

f) The following table sets forth information, as of the Cut-off
   Date, with respect to the occupancy status of the Mortgaged
   Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1998-20:

                                       AGGREGATE             % OF
                                        BALANCES          POOL BY
                      # OF                 AS OF        AGGREGATE
OCCUPANCY            LOANS          CUT-OFF DATE          BALANCE
---------            -----          ------------        ---------

Owner Occupied       1,103       $345,429,985.62         98.4371%
Vacation                11         $3,530,305.14          1.0060%
Investment               9         $1,954,255.43          0.5569%
                     -----       ---------------        ---------
Total                1,123       $350,914,546.19        100.0000%

g) The following table sets forth information, as of the Cut-off
   Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
   1998-20:


                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
                      # OF                  AS OF       AGGREGATE
STATE                LOANS           CUT-OFF DATE         BALANCE
-----                -----           ------------       ---------

Alabama                  3            $858,935.88         0.2448%
Arizona                  8          $3,019,491.15         0.8605%
Arkansas                 1            $307,529.84         0.0876%
California             443        $138,248,740.98        39.3966%
Colorado                12          $3,633,636.28         1.0355%
Connecticut             29         $10,464,831.85         2.9822%
Delaware                 3            $828,878.60         0.2362%
District Of Columbia     8          $2,629,059.10         0.7492%
Florida                 31          $9,189,418.57         2.6187%
Georgia                 25          $7,283,529.31         2.0756%
Hawaii                   7          $2,748,621.02         0.7833%
Idaho                    2            $515,578.15         0.1469%
Illinois                28          $8,719,539.39         2.4848%
Indiana                  1            $241,120.92         0.0687%
Iowa                     1            $291,554.24         0.0831%
Louisiana                9          $2,525,397.77         0.7197%
Maine                    1            $395,000.00         0.1126%
Maryland                72         $22,543,688.54         6.4243%
Massachusetts           80         $25,658,209.74         7.3117%
Michigan                 9          $2,599,770.88         0.7409%
Minnesota               11          $3,323,196.29         0.9470%
Mississippi              2            $634,757.78         0.1809%
Missouri                 1            $387,704.76         0.1105%
Nevada                   9          $2,269,391.21         0.6467%
New Hampshire            2            $779,683.80         0.2222%
New Jersey              54         $17,018,809.95         4.8498%
New Mexico               4          $1,216,012.67         0.3465%
New York                56         $20,198,056.82         5.7558%
North Carolina           6          $1,836,793.97         0.5234%
Ohio                     6          $1,831,676.86         0.5220%
Oklahoma                 1            $645,324.41         0.1839%
Oregon                   8          $2,111,968.37         0.6018%
Pennsylvania            24          $7,035,501.88         2.0049%
Rhode Island             1             $79,602.12         0.0227%
South Dakota             1            $263,107.65         0.0750%
Tennessee                5          $1,881,160.37         0.5361%
Texas                   39         $11,439,028.54         3.2598%
Utah                     2            $600,004.89         0.1710%
Virginia               103         $30,138,876.67         8.5887%
Washington              14          $4,285,530.12         1.2212%
Wisconsin                1            $235,824.85         0.0672%
                     -----        ---------------       ---------
Total                1,123        $350,914,546.19       100.0000%

h) The following table sets forth information, as of the Cut-off
   Date, with respect to the maturity dates of the Mortgage Loans in Pool 1998-20:


                                   AGGREGATE              % OF
                                    BALANCES           POOL BY
 YEAR OF         # OF                  AS OF         AGGREGATE
MATURITY        LOANS           CUT-OFF DATE           BALANCE
--------        -----           ------------         ---------

    2018            4          $1,775,146.06           0.5059%
    2021           19          $5,170,810.05           1.4735%
    2022          150         $42,889,146.48          12.2221%
    2023            4          $1,171,218.80           0.3338%
    2027            1            $297,644.65           0.0848%
    2028          945        $299,610,580.15          85.3799%
                -----        ---------------         ---------
   Total        1,123        $350,914,546.19         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1998-20 calculated as of the Cut-off Date is 347 months.

i) The following table sets forth information, as of the Cut-off
   Date, with respect to the purpose of the Mortgage Loans in Pool 1998-20:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
PURPOSE               # OF                  AS OF       AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE         BALANCE
-------              -----           ------------       ---------

Purchase               572        $173,915,497.60        49.5606%
Rate Term/Refinance    490        $157,988,002.04        45.0218%
Cash-out Refinance      61         $19,011,046.55         5.4176%
                     -----        ---------------       ---------
Total                1,123        $350,914,546.19       100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
         EXHIBITS.

1.1   The Underwriting Agreement, dated as of October
      23, 1995, and the related Terms Agreement, dated as of October 27, 1998, for certain of the Series
      1998-20 Certificates between GE Capital Mortgage
      Services, Inc. and Salomon Smith Barney Inc.

4.1   The Pooling and Servicing Agreement for the Series
      1998-20 Certificates, dated as of October 1, 1998, between
      GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                            SIGNATURES


           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               GE Capital Mortgage Services, Inc.


                               By:  /s/ Syed W. Ali
                                  -------------------------------
                               Name:   Syed W. Ali
                               Title:  Vice President



Dated as of October 29, 1998

                            SIGNATURES


           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               GE Capital Mortgage Services, Inc.


                               By:
                                  -------------------------------
                               Name:  Syed W. Ali
                               Title: Vice President



Dated as of October 29, 1998

                          EXHIBIT INDEX


The exhibits are being filed herewith:

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EXHIBIT NO.         DESCRIPTION                          PAGE
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    1.1      The Underwriting Agreement, dated as
             of October 23, 1995, and the related
             Terms Agreement, dated as of October
             27, 1998, for certain of the Series
             1998-20 Certificates between GE Capital
             Mortgage Services, Inc. and Salomon
             Smith Barney Inc.

    4.1      The Pooling and Servicing Agreement
             for the Series 1998-20 Certificates,
             dated as of October 1, 1998, between
             GE Capital Mortgage Services, Inc., as
             seller and servicer, and State Street
             Bank and Trust Company, as trustee.

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